EXHIBIT (10)(E)

             HARLEYSVILLE MUTUAL INSURANCE COMPANY/

                    HARLEYSVILLE GROUP INC.

         SENIOR MANAGEMENT INCENTIVE COMPENSATION PLAN


            AMENDED AND RESTATED:  NOVEMBER 17, 1999


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             HARLEYSVILLE MUTUAL INSURANCE COMPANY
                    HARLEYSVILLE GROUP INC.

         SENIOR MANAGEMENT INCENTIVE COMPENSATION PLAN
          ---------------------------------------------

            AMENDED AND RESTATED:  NOVEMBER 17, 1999
            -----------------------------------------


                        TABLE OF CONTENTS
           ------------------------------------------


ARTICLE NO.    TITLE OF ARTICLE                       PAGE NO.
----------     ------------------------------------   --------

      I        PURPOSE                                  1

     II        DEFINITIONS                              1

    III        ADMINISTRATION                           2

     IV        EFFECTIVE DATES                          2

      V        PARTICIPATION                            3

     VI        TARGET AWARDS                            3

    VII        PERFORMANCE OBJECTS                      4

   VIII        PROFIT CENTER & SUBSIDIARY PLANS         4

     IX        REQUIRED MINIMUM PROFIT                  4

      X        PAYMENT OF AWARDS                        4

     XI        COMMITTEE CERTIFICATION                  5

    XII        DEFERRED PAYMENT ELECTION                5

   XIII        FORFEITURE OF AWARDS                     5

    XIV        AMENDMENT, SUSPENSION OR TERMINATION     6

     XV        GOVERNING LAW                            6

    XVI        COSTS OF THE PLAN                        7

   XVII        NON-ASSIGNABLE                           7

  XVIII        NO EMPLOYMENT CONTRACT                   7


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             HARLEYSVILLE MUTUAL INSURANCE COMPANY/
                    HARLEYSVILLE GROUP INC.
         SENIOR MANAGEMENT INCENTIVE COMPENSATION PLAN
         ----------------------------------------------
            AMENDED AND RESTATED:  NOVEMBER 17, 1999
            ----------------------------------------


                      ARTICLE I. - PURPOSE
                      --------------------

      This Amended and Restated Senior Management Incentive Compensation Plan (hereinafter referred to as the "Plan") is intended to increase the profitability of Harleysville Mutual Insurance Company and Harleysville Group Inc. (hereinafter referred to as the "Company") and their subsidiaries by providing the opportunity for senior management to earn incentive payments for outstanding achievement and performance. It is the purpose of this Plan to motivate senior management to the attainment of demanding goals by providing recognition and rewards in the form of incentive payments which may be taken in cash or deferred, at the election of each participant. The Plan has the further objective of attracting and retaining senior management personnel of superior caliber and of affording them a means of participating in the overall success of the Company's business.


                   ARTICLE II. - DEFINITIONS
                    -------------------------

      For the purposes of this Plan, the following terms shall have the meanings set forth below:

     (A)   "Board of Directors" - The Board of Directors  of  the
     Company.

     (B)  "Committee"  - The Compensation & Personnel Development
          Committee of the Board of Directors.

     (C)  "Incentive  Award  Year" - A calendar  year  for  which
          Performance Objectives are set under the Plan and for which incentive awards may be paid.

     (D) "Management" - The chief executive officer of the Company.

     (E)  "Participant"  - An officer or manager of  the  Company who is designated as a participant by the Committee and
          whose  participation  is  approved  by  the  Board   of
          Directors.

     (F) "Performance Objectives" - The important business and financial objectives to be achieved during each Incentive Award Year as determined for each Incentive Award Year by the Committee and upon which the payment of the individual incentive awards is based.

     (G) "Target Award" - An incentive award amount determined at the start of each Incentive Award Year for each Participant which would be paid if the Performance Objectives for such Incentive Award Year are met fully.

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                  ARTICLE III. - ADMINISTRATION
                  -----------------------------

     (A) The responsibility for the implementation and administration of this Plan is delegated to the Committee. In addition to its duties as elsewhere set forth in this Plan, the Committee's functions shall include the following:

          (1) interpretation of the Plan and establishment of the rules and regulations governing Plan administration,

          (2)  determination of who is a Participant,

          (3)  determination of Target Awards,

          (4)  approval of Performance Objectives,

          (5) determination of the degree of the attainment of the Performance Objectives, and

          (6) determination of the size of individual incentive awards.


      In reaching its decisions, the Committee shall consider recommendations made by Management. The Committee may, in discharging its responsibilities under the Plan, delegate such duties to officers or other employees of the Company as it deems appropriate. In addition the Committee is authorized, if the need should arise, to use the services of the Company's independent auditors to determine the level of achievement of the Performance Objectives. No Committee Member shall be eligible for an incentive award under this Plan.

     (B) Any decision or action made or taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall be conclusive and binding upon all Participants and any person claiming through or under any Participant, unless otherwise determined by the Board of Directors.

     (C) The Performance Objectives and designated Participants which have been approved by the Committee for each Incentive Award Year in accordance with Article VIII, as well as each other relevant determination made by the Committee for each Incentive Award Year, shall be set forth in written form as an Exhibit which shall be attached hereto and made a part hereof.


                  ARTICLE IV - EFFECTIVE DATES
                  ----------------------------

      This Amended and Restated Plan shall be effective for the Incentive Award Year beginning January 1, 2000. While it is intended that this Plan shall continue indefinitely, its continuation is, nevertheless, subject to the annual approval of the Board of Directors. If by the end of an Incentive Award Year, the Board of Directors has failed to extend or renew the Plan for another year, it shall

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terminate as of the end of that Incentive Award Year (except that awards earned for that Incentive Award Year may be paid in the early part of the succeeding year.) Target award levels must be established by March 30th of any Award Year.


                   ARTICLE V - PARTICIPATION
                   -------------------------

     (A) An officer or manager shall participate in the Plan as designated by the Committee prior to January 1 of the Incentive Year; provided, that, if prior to end of the Incentive Year, his or her employment shall have been terminated, either involuntarily by the Company or voluntarily without the Company's consent, for a reason other than retirement under the Company's retirement plan, death or disability, such participation shall cease.

          If a person becomes an eligible officer or manager of the Company during an Incentive Award Year, he or she shall be eligible to participate on the same basis as other similarly situated officers or managers, provided that he or she will be entitled to receive only that portion of his or her Target Award that he or she otherwise would have received under the Plan for the full Incentive Award Year which the number of complete calendar months of his or her participation in the Plan during such Incentive Award Year bears to twelve (12).


     (B) If, prior to the end of an Incentive Award Year, a Participant's employment with the Company ceases because of disability, retirement under the Company's retirement plan or death, he or she shall be entitled to receive only that proportion of his or her Target Award that he or she otherwise would have received under the Plan for the full Incentive Award Year which the number of complete calendar months of this participation in the Plan during such Incentive Award Year bears to twelve (12). If prior to the end of an Incentive Award Year, a person's employment is not terminated but such Participant's eligibility is terminated because of change of duties or position, such person shall not be entitled to any incentive award for that Incentive Award Year.


                   ARTICLE VI - TARGET AWARDS
                   --------------------------

     The Target Award for each Participant shall be determined by the Committee at or before the beginning of each Incentive Award Year, based on Management's recommendations. Each Target Award will be expressed as a percentage of a Participant's Base Salary for the Incentive Year. The size of the Target Award may change from year to year, at the discretion of the Committee. Once the Participant's Target Award has been established for a particular Incentive

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  Award  Year,  it  shall  be  communicated  to  him  along  with applicable Performance Objective. The maximum target award is $1,000,000.


              ARTICLE VII - PERFORMANCE OBJECTIVES
              ------------------------------------

     Each Target Award shall relate directly to the attainment of Performance Objectives which shall be established at or before the beginning of each Incentive Award Year. These objectives shall be set at challenging levels so that their achievement reflects above-average performance. Performance Objectives shall be expressed in terms of the most significant performance indicators which are related to the business goals which the Company desires to achieve during the Incentive Award Year. Moreover, a "range" of achievement levels for each of the
Performance Objectives, running from a "minimum" level, to a "target" level and then to a "maximum" level of achievement, as well as the relative weight to be given to each of the Performance Objectives will be established. The Committee shall have the authority, in unusual circumstances, to alter any and all of the Performance Objectives during the course of an Incentive Award Year, based on Management's recommendation.


         ARTICLE VIII - PROFIT CENTER & SUBSIDIARY PLANS
         -----------------------------------------------

      The Committee may delegate to Management the determination of participation, target awards, and performance objectives for profit centers within the Company and subsidiaries, subject, of course, to any necessary approval by any subsidiary's Board of Directors.


              ARTICLE IX- REQUIRED MINIMUM PROFIT
               -----------------------------------

      Prior to the beginning of each Incentive Award Year, the Committee shall determine as a percentage of Net Earned Premiums, the minimum after-tax net income of the Company that must be earned for such Incentive Award Year in order for any incentive awards to be paid. At the end of the Incentive Award Year, if such minimum after-tax net income has been attained by the Company for the Incentive Award Year, incentive awards shall be paid for the Incentive Award Year; if not, no incentive awards shall be made.


                 ARTICLE X - PAYMENT OF AWARDS
                  -----------------------------

      The amount of the Participant's incentive award shall be calculated following the close of each Incentive Award Year. Except as provided in Article XI, all incentive award payments shall be made in cash, less required statutory withholding amounts, as soon as practicable after the

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performance measures are determined, but no later than the  March
15th following the end of each Incentive Award Year if at all possible. Payments may be made in two or more installments. The incentive award payments shall not, however, constitute earnings for purposes of determining benefits under any life insurance, salary continuation or other employee benefit plan of the Company, except as may be provided in each such plan.


              ARTICLE XI - COMMITTEE CERTIFICATION
              ------------------------------------

      Prior to payment of the Awards, the Committee shall review the TSR for the three-year period just completed and certify, in writing or as reflected in the minutes of the Committee Meeting, that the Company has attained the TSR levels entitling Participants to a payout.


            ARTICLE XII - DEFERRED PAYMENT ELECTION
             ---------------------------------------

      In lieu of the form of payment set forth in Article X, a Participant may elect to file with the Company, a written, irrevocable election that the payment of all or a portion of his or her incentive award, if any, for an Incentive Award Year be deferred and payable, together with income accrued thereon, in accordance with the Harleysville Group Inc. Non-Qualified Deferred Compensation Plan, as may be amended from time to time. The terms and conditions of said Non-Qualified Deferred Compensation Plan shall govern all Deferred Payment Elections, provided, however, that a Participant's interest in the Plan shall be only that of a general unsecured creditor.


               ARTICLE XIII - FORFEITURE OF AWARDS
               -----------------------------------

(A) With respect to any Deferred amounts or amounts not yet paid, if a Participant at any time engages in any activity that the Committee determines, in its discretion, was or is harmful to the interests of the Company, the Committee may determine whether or not, and if so, the extent to which any deferred amount of the Participant shall be forfeited. This provision shall apply to:

     (1) activities that may occur prior to termination of service but did not result in termination of service, but which become known to the Committee after termination of service;

     (2) activities that occur prior to and resulted in termination of service; or

     (3) activities that occur following termination of service and prior to or during the period when the Participant would otherwise be entitled to receive payment of the deferred amounts or amounts not yet paid, credited to his Investment Account.

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          The   Committee  shall  have  the  authority,  in   its
          discretion, to determine what kinds of activities shall be deemed harmful to the interests of the Company for the purposes of this Plan. A determination by the
          Committee    under   this   Article,   including    its
          determination   as  to  the  time  at   which   harmful
          activities  commenced,  shall be conclusive;  provided,
          however,   that  in  each  case  where  a   substantial
          forfeiture is determined by the Committee under this Article, the Committee's action shall be reported to the Board of Directors for its concurrence.

(B) All deferred amounts credited to a Participant's account in the Non-Qualified Deferred Compensation Plan shall be contingent and to the extent any such amount shall not have actually been paid to a Participant, it shall not be so paid and shall be forfeited in the following circumstances (unless the Committee, in its discretion, otherwise determines in view of extenuating circumstances in a particular case):

     (1)  if   a   Participant's  employment  is  terminated   by
          Harleysville for willful misconduct; or

     (2)  if, after termination for employment for any reason,  a
          Participant  shall  engage  in  activities  which   are
          harmful to the interests of the Company.

(C) All account balances that are forfeited under this Article shall be cancelled and removed from the Company's books and records and the Company shall have no further liability in connection therewith.


       ARTICLE XIV - AMENDMENT, SUSPENSION OR TERMINATION
       --------------------------------------------------

      While it is the present intention of the Company to grant incentive awards annually, the Board of Directors reserves the right to modify this Plan from time to time, or to repeal the Plan entirely, or to direct a discontinuance of granting incentive awards either temporarily or permanently; provided, however, that no modification or termination of this Plan shall operate to annul, without the consent of a Participant, an incentive award already granted hereunder, regardless of whether such incentive award is to be paid in cash or whether payment will be deferred in accordance with Article XII.


                   ARTICLE XV - GOVERNING LAW
                   --------------------------

       The place of administration of this Plan shall be conclusively deemed to be within the Commonwealth of Pennsylvania and the validity, construction, interpretation, administration and effect of this Plan, and any of its rules and regulations, and the rights of any and all persons having

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or  claiming to have an interest therein or thereunder, shall  be governed by, and determined exclusively and solely in accordance with the laws of the Commonwealth of Pennsylvania.


                ARTICLE XVI - COSTS OF THE PLAN
                 -------------------------------

      The expenses incurred in administering this Plan, including any Committee fees, any charges by the Company's independent auditors, or any other costs, shall be borne by the Company and shall not be charged against the individual award payments.


                 ARTICLE XVII - NON-ASSIGNABLE
                 ------------------------------

      A Participant's or beneficiary's rights and interests under this Plan may not be assigned, transferred, pledged, or hypothecated and are not subject to attachment, garnishment, execution or any other creditor's processes. The Company, within the limits of applicable law, shall be entitled to ignore any attempted assignment or alienation or any creditor's process and shall be entitled to pay any amount due directly to the Participant or Beneficiary.


             ARTICLE XVIII - NO EMPLOYMENT CONTRACT
             --------------------------------------

      Neither the establishment of this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been adopted.

           TO RECORD THE AMENDMENT AND RESTATEMENT OF THIS PLAN, THE COMPANY HAS CAUSED ITS AUTHORIZED OFFICERS TO AFFIX THE CORPORATE NAME AND SEAL HERETO THIS 17TH DAY OF NOVEMBER, 1999.
                                     ----         ---------------

                                 HARLEYSVILLE MUTUAL INSURANCE COMPANY
                                 HARLEYSVILLE GROUP INC.



                                 BY:/s/WALTER R. BATEMAN
                                 ----------------------------
                                 Walter R. Bateman, II,
                                 Chairman, President & CEO


ATTEST:


/s/ROGER A. BROWN
--------------------------------------
Roger A. Brown, Senior Vice President,
Secretary & General Counsel


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